                              SETTLEMENT AGREEMENT

     THIS SETTLEMENT AGREEMENT (the "Agreement") is entered into as of this 9th day of May 1996 by and between Joel W. Greenberg, an individual ("Greenberg"), and Incomnet, Inc., a California corporation ("Incomnet" or the "Company"), with respect to the following facts.

                                 R E C I T A L S

     A. Greenberg has been the Chairman of the Board of Directors of Incomnet. Incomnet has three other directors. Certain members of the Board of Directors of Incomnet requested that Greenberg voluntarily agree to not stand for reelection to the Board of Directors of Incomnet.

     B. Greenberg was not nominated to stand for reelection as a member of the Board of Directors of Incomnet when the nominations were made on April 8, 1996.

     C. Greenberg asserted that he would file his own proxy statement and engage in a proxy contest in order to be elected to the Incomnet Board of Directors at the 1996 Annual Meeting of the Shareholders initially scheduled to be held on June 14, 1996.

     D. Greenberg owes Incomnet $44,424 in short-swing profits (the "Short-Swing Profits") pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Greenberg has agreed to pay the Short-Swing Profits to Incomnet pursuant to the terms and conditions of this Agreement. On May 6, 1996, Incomnet filed a lawsuit in the United States District Court in the Central District of California, entitled INCOMNET, INC. VS. JOEL W. GREENBERG, Case Number CV 96-3230 SVW (CTx) (the "Lawsuit"), to collect the Short-Swing Profits owed to Incomnet.

     E. In lieu of engaging in a potentially damaging proxy context and subjecting Incomnet to expensive litigation which could have delayed its annual meeting and diverted management's time, attention and resources away from the business operations of Incomnet and its subsidiaries, and in light of the negative impact such contest could have on the investment community and on the shareholders of Incomnet, Incomnet has decided to settle with Greenberg on the terms and conditions set forth in this Agreement.

     F. Greenberg has decided to settle with Incomnet on the terms and conditions of this Agreement rather than engage in an expensive and potentially damaging proxy contest with the other Board members of Incomnet.

     G. The members of the Board of Directors of Incomnet believe in their best business judgment that this Settlement Agreement is preferable to a proxy contest and is in the best interests of the Incomnet shareholders, especially in light of management's responsibilities relating to the financing and operation of Incomnet's and its subsidiaries' businesses.

     H. Greenberg presently holds vested options to purchase 25,000 shares of the common stock of Incomnet, which vested on April 5, 1996 and which entitle him to purchase those shares at an exercise price of $4.37 per share until April 5, 2001.

     I. Greenberg holds vested warrants to purchase 35,000 shares of the common stock of Incomnet which entitle him to purchase those shares at a price of $4.87 per share until December 31, 1997.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1.   RESIGNATION AND AGREEMENT NOT TO ASSERT CONTROL

     In consideration for the compensation payable to Greenberg by Incomnet pursuant to Section 3 of this Agreement, Incomnet's release in Section 7 of this Agreement, and other valuable consideration, the sufficiency of which is acknowledged, Greenberg agrees not to seek nor to accept any position with Incomnet, whether as an officer, director, affiliate (as "affiliate" is defined in Rule 405 of the Securities Act of 1933, as amended (the "Act"), or otherwise, nor to seek or accept control of Incomnet or to participate in any group seeking or accepting control of Incomnet (as "control" is defined in Rule 405 of the Act), nor to initiate, participate in, encourage, finance or facilitate any proxy contest with the Incomnet Board of Directors, nor to solicit or participate in any way in the solicitation of proxies from the shareholders of Incomnet for any purpose, nor to acquire or to seek to acquire a number of shares of Incomnet's outstanding stock which would result in Greenberg being deemed to be an "affiliate" of Incomnet, for a period of eight years from the commencement date of this Agreement. Upon the execution of this Agreement by Incomnet and Greenberg, Greenberg hereby resigns as a director and Chairman of the Board of Directors of Incomnet, and as a director of National Telephone Communications, Inc. and Rapid Cast, Inc., as well as any other positions he may hold with those companies, effective as of May 9, 1996.

2.   PAYMENT OF SHORT-SWING PROFITS

     Greenberg herewith pays to Incomnet Short-Swing Profits in the amount of $44,424.

3.   COMPENSATION TO GREENBERG

     Incomnet hereby issues to Greenberg the following stock options and warrants to purchase the common stock of Incomnet:

     A. Incomnet hereby issues to Greenberg as of May 9, 1996 options to purchase 75,000 shares of Incomnet's common stock at an exercise price of $5.37 per share, exercisable at any time from May 9, 1996 until May 9, 2001.

     B. Incomnet hereby issues to Greenberg, as of May 9, 1996, warrants to purchase 100,000 shares of Incomnet's common stock at an exercise price of $6.00 per share. These warrants will vest and thereby become exercisable only on the date, if occurring on or before May 9, 1999, on which the last sale price of Incomnet's common stock quoted on the NASDAQ Small Capital Market, or the primary exchange or market on which Incomnet common stock is traded, has equaled or exceeded $6.00 per share for 20 trading days during a 40 consecutive trading day period. Once vested, the warrants will be exercisable at any time until May 9, 2001.

     C. Incomnet hereby issues to Greenberg, as of May 9, 1996, warrants to purchase 50,000 shares of Incomnet's common stock at an exercise price of $7.00 per share. These warrants will vest and thereby become exercisable only on the date, if occurring on or before May 9, 1999, on which the last sale price of Incomnet's common stock quoted on the NASDAQ Small Capital Market, or the primary exchange or market on which Incomnet is traded, has equaled or exceeded $7.00 per share for 20 trading days during a 40 consecutive trading day period. Once vested, the warrants will be exercisable at any time until May 9, 2001.

     If Incomnet's common stock is not traded on a particular day, then the last sale price of Incomnet's stock on the previous trading day on which it did trade will be carried forward and assumed to be the last sale price on such day when it did not trade. The stock options referred to in Section 3(A) and Recital H of this Agreement will be included in Incomnet's 1996 Stock Option Plan to be presented for ratification by the Incomnet shareholders at the 1996 Annual Meeting and, if ratified, will be covered by a Form S-8 registration statement. Incomnet will file a registration statement under the Act registering for sale the shares purchased upon the exercise of, or underlying, the warrants referred to in Sections 3(B) and 3(C) of this Agreement within 90 days after all of the warrants referred to in Section 3(B) of this Agreement are exercised, and will thereafter seek to have the registration statement declared effective as soon as feasible. The registration statement will be amended from time to time as may be necessary to cause the registration statement to remain effective until such time as Greenberg sells all shares that he may purchase or such earlier time that Greenberg may sell these shares pursuant to Rule 144 of the Act. Greenberg shall provide written notice of exercise to Incomnet pursuant to Section 4.5 of this Agreement. Greenberg may pay the exercise price of the warrants referred to in Section 3(B) of this Agreement in cash or pursuant to a noninterest bearing promissory note payable to the Company on the effective date of the registration statement covering the shares and underlying shares issued or to be issued upon the exercise of the warrants referred to in Sections 3(B) and 3(C) of this Agreement; provided, that the shares issuable upon the exercise of any of said warrants will not be issued to Greenberg until the full exercise price for the shares is paid to Incomnet in cash. Notwithstanding anything else herein to the contrary, Greenberg may only sell the shares purchased upon the exercise of the warrants referred to in Sections 3(B) and 3(C) within the volume limitations prescribed by Rule 144(e)(1) of the Act as in effect on the date of this Agreement. The stock options and warrants referred to in Section 3 and Recital H of this Agreement are not assignable except to Greenberg's heirs in the event of his death or incompetency and may only be exercised by Greenberg or his heirs. In the event of a breach of Section 1 of this Agreement by Greenberg, all outstanding stock options and warrants described in Section 3 and Recital H of this Agreement will automatically be canceled; provided, that in the case where Greenberg does not write or cause any writings to be made in opposition to Incomnet's Board of Directors or management, then Greenberg will have a period of ten (10) days after receipt of written notice from Incomnet notifying him that he has breached Section 1 of this Agreement to cure said breach.

4.   ADJUSTMENTS TO WARRANTS AND OPTIONS

        4.1  SUBDIVISION OR COMBINATION OF INCOMNET COMMON STOCK

        If Incomnet at any time subdivides (by any stock or unit split, stock or unit dividend, recapitalization or otherwise) one or more classes of its outstanding shares of common stock into a greater number of shares, the exercise price (and the price, if any, at which such shares must trade or sell before such warrant becomes exercisable) of the warrant and option in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Incomnet common stock obtainable upon exercise of the warrant and option shall be proportionately increased. If Incomnet at any time combines (by reverse stock or unit split or otherwise) one or more classes of its outstanding shares of common stock into a smaller number of shares, the exercise price (and the price, if any, at which such shares must trade or sell before such warrant becomes exercisable) of the warrant and option in effect immediately prior to such combination shall be proportionately increased and the number of shares of Incomnet common stock obtainable upon exercise of the warrant and option shall be proportionately decreased.

        4.2  REORGANIZATION, RECLASSIFICATION, RECAPITALIZATION, MERGER OR SALE

        Any recapitalization, reorganization, reclassification, consolidation, merger, or sale, directly or indirectly, of all or substantially all of Incomnet's assets to another person or entity or other transaction which is effected in such a way that holders of shares of Incomnet common stock are entitled to receive (either directly or upon subsequent liquidation) stock, units, securities or assets with respect to or in exchange for shares of Incomnet common stock is referred to herein as an "Organic Change." Any Organic Change pursuant to which no value is received by Incomnet but holders of shares of Incomnet common stock are entitled to receive (either directly or upon subsequent liquidation) stock, units, securities or assets with respect to or in exchange for Incomnet common stock and the collective ownership thereafter represented by the shares of Incomnet common stock and such additional stock, units, securities or other assets is substantially the same as the ownership represented by the shares of Incomnet common stock prior to such Organic Change, is referred to herein as an "Organic Reorganization." Prior to the consummation of any Organic Change (a) any provision of the warrants referred to in Sections 3(B) and 3(C) of this Agreement requiring that the shares of Incomnet common stock be selling or trading at a specified dollar amount shall no longer be applicable, such warrant being thereafter immediately exercisable, which exercise shall be subject to the consummation of such Organic Change, and (b) in the case of any Organic Change (other than an Organic Reorganization), such warrant must be exercised by the holder, if at all, prior to the consummation of such Organic Change or shall expire unexercised. With respect only to the warrants referred to in Sections 3(B) and 3(C) of this Agreement, prior to the consummation of any Organic Reorganization, Incomnet shall elect either to (i) adjust the exercise price for the warrant to the lesser of (a) the exercise price in effect prior to such Organic Reorganization or (b) the closing price for the Incomnet common stock immediately prior to the record date for such Organic Reorganization (in either case such warrant must be exercised by the holder prior to the consummation of such Organic Reorganization whereupon the warrant shall automatically terminate), or (ii) make fair and adequate provision to insure that the holder of the warrant shall thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Incomnet common stock immediately theretofore acquirable and receivable upon the exercise of such holder's warrants, such shares of stock, units, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Incomnet common stock immediately therefore acquirable and receivable upon the consummation of such Organic Reorganization if the holder had exercised the warrant immediately prior thereto. Incomnet shall notify the holder of the warrant in writing at least ten (10) days prior to the record date used for determining the holders of Incomnet's common shares who shall receive consideration or any property in the event of any Organic Change.

        4.3  STOCK OPTIONS SUBJECT TO STOCK OPTION PLAN

        The stock options referred to in Section 3(A) and Recital H of this Agreement are issued pursuant to and are subject to all of the terms and conditions of Incomnet's 1996 Stock Option Plan as adopted by Incomnet's Board of Directors and which shall be presented to the shareholders for ratification at Incomnet's 1996 Annual Meeting of the Shareholders. Such Stock Option Plan may be amended in the future from time to time pursuant to its terms. Any amendment to the Stock Option Plan will be applicable to the stock options referred to in Section 3(A) and Recital H of this Agreement in the same manner as it would be applicable to all other options issued under the Stock Option Plan. Except as otherwise provided herein, no further action is required by or on behalf of Incomnet in connection with the issuance of the Options or Warrants referred to in Section 3 of this Agreement.

        4.4  NO IMPAIRMENT

        Until the expiration date of the warrants and options referred to in
Section 3 of this Agreement, or the exercise of said options and warrants, Incomnet shall not, by amendment of its Articles of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of said options and warrants, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of said warrants and options against impairment. Without limiting the generality of the foregoing, Incomnet shall take all such action as may be necessary or appropriate in order that Incomnet may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of said warrants and options.

        4.5  EXERCISE OF THE WARRANTS AND OPTIONS

        In the absence of any formal instructions as to the method of exercise of the options or warrants, they may be exercised by notifying Incomnet in writing prior to the expiration of the option or warrant of Greenberg's exercise of the options or warrants. Such notification shall be to Incomnet's current address, unless Incomnet notifies Greenberg in writing of a change of address. At such time as Greenberg notifies Incomnet of his exercise, Incomnet shall make arrangements for the prompt issuance of shares being purchased and Greenberg shall make prompt payment pursuant to the terms contained in Incomnet's 1996 Stock Option Plan or pursuant to the terms contained in Section 3 hereof for the exercise of warrants, subject to the terms of this Agreement. The number of shares subject to the options or warrants shall be reduced automatically by the number of shares purchased pursuant thereto.

5.   INDEMNIFICATION OF GREENBERG

     Incomnet hereby agrees to indemnify and hold Greenberg harmless from any liability, claims, damages, losses, expenses, judgments or settlements as a former director or agent of Incomnet to the maximum extent permissible by the general corporations law of California, and the Articles of Incorporation and Bylaws of Incomnet. Nothing contained herein shall be deemed or construed to limit the indemnification protections that Greenberg shall have as a former director of Incomnet, nor shall the provisions contained herein be construed or deemed to broaden or otherwise increase the right to indemnification that would otherwise be limited by statutory or case law, or by the Articles of Incorporation and the Bylaws of Incomnet. No action shall be taken or initiated by the Board of Directors of Incomnet to limit the protections of the current indemnification provision available to Greenberg, unless required by law.

6.   REIMBURSEMENT

     In the event that it is determined that Greenberg is not entitled to indemnification by Incomnet pursuant to Section 5 of this Agreement, then Greenberg is obligated to reimburse Incomnet for all amounts paid by Incomnet on behalf of Greenberg pursuant to the indemnification provisions of this Agreement. In the event that Greenberg is successful on the merits in the defense of any proceeding referred to in Section 5 of this Agreement, or any related claim, issue or matter, then Incomnet will indemnify and hold Greenberg harmless from all fees, costs and expenses actually incurred by him in connection with the defense of any such proceeding, claim, issue or matter which have not otherwise already been advanced to Greenberg by Incomnet in accordance with this Agreement.

7.   RELEASE OF CLAIMS AND DISMISSAL OF LAWSUIT

     7.1       RELEASE AND DISMISSAL

     Effective upon the execution of this Agreement by Incomnet and Greenberg and full payment of the Short-Swing Profits by Greenberg to Incomnet pursuant to the terms of this Agreement, Incomnet (a) fully and forever releases and discharges Greenberg from any and all claims, demands, obligations, losses, damages, or causes of action of any nature, whether based in contract, tort or any other theory of recovery, whether for compensatory or punitive damages, and whether known or unknown, that now exist or may hereafter accrue based on actions occurring prior to the effective date of this release, and relating to
(i) any claim for which Greenberg would receive indemnification from Incomnet pursuant to Sections 5 or 6 of this Agreement, and (ii) any obligation by Greenberg to pay the Short-Swing Profits to Incomnet pursuant to Section 16(b) of the Exchange Act, and (b) agrees to dismiss the Lawsuit (referred to in Recital D hereof) with prejudice and execute any documents and take any action necessary or appropriate in order to effect such dismissal. Effective upon the execution of this Agreement by Greenberg and Incomnet, Greenberg hereby releases and forever discharges Incomnet and any of its past, present and future affiliates, employees, officers, directors, shareholders, attorneys, accountants, successors and predecessors, from any and all claims, demands, obligations, losses, damages, or causes of action of any nature, whether based in contract, tort or any other theory of recovery, whether for compensatory or punitive damages, and whether known or unknown, that now exist or may hereafter accrue based on actions occurring prior to the effective date of this release and relating to Incomnet or any of its subsidiaries. Nothing contained herein shall be deemed or construed to release Incomnet from its obligations pursuant to Section 5 or 6 hereunder.

     7.2       REPRESENTATIONS AND AGREEMENTS

     The undersigned agree that these releases shall not be considered admissions by any party of any liability. The undersigned warrant that no promise or inducement has been offered except as herein set forth. The undersigned are of legal age and legally competent to execute this release and accept full responsibility therefor. The undersigned declare that the terms of this full and final release of the claims described in this Agreement have been completely read by the undersigned and are fully understood and voluntarily accepted for the purpose of making a full and final compromise and settlement. Incomnet and Greenberg represent and warrant that they have not assigned any of their above referenced released claims to any third party. These releases will not extend to a breach of this Agreement by either party. The parties hereto further agree that all rights under Section 1542 of the Civil Code of California, and any similar law of any state or territory of the United States or other jurisdiction, are hereby expressly waived. Said Section reads as follows:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

8.   AUTHORIZATION FOR AGREEMENT

     The Board of Directors of Incomnet has authorized Incomnet's officers to negotiate and enter into this Agreement with Greenberg.

9.   INJUNCTIVE RELIEF

     9.1  DAMAGES INADEQUATE

     Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

     9.2  INJUNCTIVE RELIEF

     It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

10.  WAIVERS

     If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

11.  SUCCESSORS AND ASSIGNS

     Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

12.  ENTIRE AND SOLE AGREEMENT

     This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

13.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of California, and any action hereunder to enforce, interpret or seek judicial relief under this Agreement may be brought either in the County of Los Angeles, State of California, or in the County of Cook, State of Illinois.

14.  COUNTERPARTS

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

15.  ATTORNEYS' FEES AND COSTS

     In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys' fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgment costs.

     IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

INCOMNET:                         INCOMNET, INC.


                                  By:
                                     --------------------------------------
                                        Melvyn Reznick, President


                                  Date:
                                       ------------------------------------


GREENBERG:
                                  -----------------------------------------
                                      Joel W. Greenberg

                                  Date:
                                       ------------------------------------